                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): February 1, 2006

RESIDENTIAL  ACCREDIT  LOANS,  INC. (as company under a Pooling and Servicing  Agreement  dated as of February 1, 2006  providing  for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS2)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                333-126732-25                            51-0368240
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   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

          8400 Normandale Lake Boulevard, Suite 250
                   Minneapolis, Minnesota                                                 55437
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           (Address of principal executive office)                                     (Zip Code)

                                                   (952) 857-7000
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                               (Registrant's telephone number, including area code )

                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.        Other Events.

On February 28, 2006,  Residential  Accredit  Loans,  Inc.  caused the  issuance  and sale of the  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2006-QS2,  pursuant to a Series  Supplement,  dated as of February 1, 2006, and the Standard Terms of Pooling and
Servicing  Agreement,  dated as of  February  1, 2006,  among  Residential  Accredit  Loans,  Inc.,  as  company,  Residential  Funding
Corporation,  as master  servicer,  and U.S.  Bank  National  Association,  as trustee.  The  mortgage  loans were sold to  Residential
Accredit Loans, Inc. pursuant to an Assignment and Assumption  Agreement,  dated as of February 27, 2006, between  Residential  Funding
Corporation and Residential Accredit Loans, Inc.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

         (d)      Exhibits:  The following  execution copies of Exhibits to the Form S-3  Registration  Statement of the Registrant are
                  hereby filed.

                      10.1     Series Supplement, dated as of February 1, 2006, among Residential Accredit Loans
                               Incorporated, as depositor, Residential Funding Corporation, as master servicer and
                               U.S. Bank National Association, as trustee.

                      10.2     Assignment  and  Assumption  Agreement,  dated as of February  27,  2006,  between  Residential  Funding
                               Corporation and Residential Asset Securities Corporation.

                      10.3     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bear Stearns Financial Products.

                      10.4     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      10.5     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      10.6     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      99.1     Mortgage Loan Schedule.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By: /s/ Heather Anderson
                                                     Name: Heather Anderson
                                                     Title:   Vice President

Dated:  February 27, 2006

                                                             Exhibit Index

Exhibit No.                         Description

                      10.1     Series Supplement, dated as of February 1, 2006, among Residential Accredit Loans
                               Incorporated, as depositor, Residential Funding Corporation, as master servicer and
                               U.S. Bank National Association, as trustee.

                      10.2     Assignment  and  Assumption  Agreement,  dated as of February  27,  2006,  between  Residential  Funding
                               Corporation and Residential Asset Securities Corporation.

                      10.3     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bear Stearns Financial Products.

                      10.4     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      10.5     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      10.6     Confirmation,  dated as of the February 27, 2006, between U.S. Bank National Association,  as trustee on behalf of the RALI Series 2006-QS2 Trust and Bank of New York.

                      99.1     Mortgage Loan Schedule.